SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

__________________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

__________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

__________________________________________________________________________________

5) Total fee paid:

__________________________________________________________________________________
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

__________________________________________________________________________________

2) Form, Schedule or Registration Statement No.:

__________________________________________________________________________________

3) Filing Party:

__________________________________________________________________________________

4) Date Filed:

__________________________________________________________________________________

Probabilities Fund

a series of

Northern Lights Fund Trust

17605 Wright Street

Omaha, Nebraska 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [______], 2016

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Probabilities Fund (the “Fund”), to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on [MEETING DATE] at [MEETING TIME], Eastern Time, for the following purposes:

1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Probabilities Fund Management, LLC. No fee increase is proposed.

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [RECORD DATE] are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on [MEETING DATE]

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed new Investment Advisory Agreement) and Proxy Voting Ballot are available at [www.proxyonline.com].

By Order of the Board of Trustees

James P. Ash, Esq., Secretary

[PROXY DATE]

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Probabilities Fund

a series of

Northern Lights Fund Trust

with its principal offices at

17605 Wright Street

Omaha, Nebraska 68130

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held [MEETING DATE]

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Fund Trust (the “Trust”) on behalf of Probabilities Fund (the “Fund”), for use at a special meeting of shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on [MEETING DATE] at [MEETING TIME], Eastern Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about [PROXY MAIL DATE].

The Meeting has been called by the Board for the following purposes:

  To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Probabilities Fund Management, LLC. No fee increase is proposed.

  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [RECORD DATE] (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or by calling 1-866-672-3863.

1

PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN

THE TRUST, ON BEHALF OF THE FUND, AND PROBABILITIES FUND MANAGEMENT, LLC

Background

When the Fund was reorganized from a privately offered limited partnership into a series of the Trust in December of 2013, Probabilities Fund Management, LLC (“PFM”) and Princeton Fund Advisors, LLC (“Princeton”) each served as investment co-advisers to the Fund. In November of 2015, Princeton resigned as one of the Fund’s co-advisers effective December 14, 2015. Concurrently, PFM recommended to the Trust that PFM take over as the Fund’s sole investment adviser and be solely responsible for the day-to-day management of the Fund’s entire portfolio, as it has since the inception date of the Fund and the predecessor Limitied Partnership.

The Trustees are requesting that shareholders approve a new investment advisory agreement between the Trust, on behalf of the Fund, and PFM (the “New Agreement”). The New Advisory Agreement will be similar in all material respects to the prior investment advisory agreement among the Trust, on behalf of the Fund, Princeton and PFM (the “Prior Agreement”), except that (i) the date of its execution, effectiveness, and expiration are changed; (ii) Princeton no longer serves as one of the Fund’s co-investment advisers; and (iii) PFM serves as the Fund’s sole investment adviser. Under the Prior Agreement, PFM and Princeton were entitled to receive an aggregate annual advisory fee equal to 1.35% of the Fund's average daily net assets, which was allocated between PFM and Princeton pursuant to a separate agreement between the two firms. Under the New Agreement, the Fund will pay advisory fees of 1.35% of the Fund’s average net assets to PFM for its services as the Fund’s investment adviser. The effective date of the New Agreement will be the date shareholders of the Fund approve the New Agreement. Please see the section below entitled “The Advisory Agreement” for a more detailed discussion of the New Agreement.

Previously, Princeton and PFM acted as the Fund’s co-advisers, and both entities were responsible for management of the Fund’s portfolio and assuring that investments were made according to the Fund’s investment objective, policies and restrictions. PFM intends to be solely responsible for managing the Fund’s portfolio and does not intend to use a co-adviser or a sub-adviser.

PFM was founded in 2007, is headquartered in San Diego, California, and provides investment management and advisory services to registered investment companies and separately managed accounts. As of 11/30/15 PFM had approximately $193,944,025 in assets under management.

At a meeting held on November 17-18, 2015 (the “Board Meeting”), the Board approved an interim advisory agreement between the Trust, on behalf of the Fund, and PFM (the “Interim Agreement”), and the New Agreement subject to shareholder approval. The Investment Company Act of 1940, as amended (the “1940 Act”), requires that investment advisory agreements such as the New Agreement be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, shareholders are being asked to approve the proposed New Agreement. The Interim Agreement allows PFM to manage the Fund as its investment adviser while the Board solicits this shareholder approval for the New Agreement.

PFM began managing the Fund pursuant to the Interim Agreement on December 14, 2015. The Interim Agreement is effective for 150 days from that date or until the New Advisory Agreement is approved, if sooner. The terms of the Interim Advisory Agreement are similar in all material respects to those of the Prior Agreement, except that (i) the date of its execution, effectiveness, and termination are changed, (ii) Princeton no longer serves as one of the Fund’s co-investment advisers, (iii) PFM serves as

2

the Fund’s sole investment adviser; and (iv) all fees earned by PFM under the Interim Agreement will be held in a separate escrow account pending shareholder approval of the New Agreement. If the Fund’s shareholders approve the New Agreement, the escrowed management fees will be paid to PFM.

The Advisory Agreement

Under the terms of the Prior Agreement, Princeton and PFM were entitled to receive an annual advisory fee from the Fund equal to 1.35% of the Fund’s average daily net assets, to be allocated between Princeton and PFM pursuant to a separate agreement between PFM and Princeton. For such compensation, Princeton and PFM managed the Fund’s portfolio and assured that investments were made according to the Fund’s investment objective, policies and restrictions. The Board, including the Trustees who are not “interested persons” (the “Independent Trustees”), as that term is defined in the 1940 Act, unanimously approved the Prior Agreement at a meeting held on November 12, 2013. During the fiscal year ended September 30, 2015, the Fund incurred $925,415 in advisory fee expenses of which $0 were waived.

Princeton and PFM had contractually agreed to reduce their fees and to reimburse expenses (the “Expense Limitation Agreement”), at least until January 31, 2016, to ensure that the Fund’s ordinary and direct operating expenses would not exceed the following percentages of the daily average net assets attributable to each class of the Fund’s shares.

Class A	Class C	Class I	Class R
2.14%	2.89%	1.89%	2.14%

The Expense Limitation Agreement also provides that fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits.

Under the New Agreement, PFM will receive an annual fee from the Fund equal to 1.35% of the Fund’s average daily net assets. PFM also has contractually agreed to reduce its fees and to reimburse expenses (the “New Expense Limitation Agreement”) from the date of effectiveness of the New Agreement, if approved by shareholders, at least until January 31, 2017 as well as for the term of the Interim Agreement (the “Interim Expense Limitation Agreement”) to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) do not exceed the following percentages of the daily average net assets attributable to each class of the Fund’s shares.

Class A	Class C	Class I	Class R
2.14%	2.89%	1.89%	2.14%

The New Expense Limitation Agreement and the Interim Expense Limitation Agreement also provide that fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits.

3

Subject to shareholder approval, the Trust, on behalf of the Fund, will enter into the New Agreement with PFM. If the New Agreement is not approved by the shareholders of the Fund, the Board will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The New Agreement will become effective with respect to the Fund upon approval by the shareholders of the Fund. The New Advisory Agreement will be similar in all material respects to Prior Agreement, except that (i) the date of its execution, effectiveness, and expiration are changed; (ii) Princeton no longer serves as one of the Fund’s co-investment advisers; and (iii) PFM serves as the Fund’s sole investment adviser. Under the Prior Agreement, PFM and Princeton were entitled to receive an aggregate annual advisory fee equal to 1.35% of the Fund's average daily net assets, which was allocated between PFM and Princeton pursuant to a separate agreement between PFM and Princeton. Under the New Agreement, the Fund will pay advisory fees of 1.35% of the Fund’s average net assets to PFM for its services as the Fund’s investment adviser. The New Agreement, like the Prior Agreement, provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust. Like the Prior Agreement, the New Agreement automatically terminates on assignment, and it is terminable upon 60 days’ prior written notice by (i) PFM given to the Fund or (ii) the Fund given to PFM.

The New Agreement, like the Prior Agreement and the Interim Agreement, provides that PFM shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Agreement is attached as Exhibit A. You should read the New Agreement. The description in this Proxy Statement of the New Agreement is only a summary.

Information Concerning PFM

PFM is a California limited liability company located at 1665 Union Street, Suite A, San Diego, California 92101. The names, titles addresses, and principal occupations of the principal executive officers of PFM are set forth below:

Name and Address*:	Title	Principal Occupation:
Joseph Childrey	Managing Member	Founder and Chief Investment Officer of PFM
David Rabin	President	President of PFM
Jonathan Chatfield	Chief Compliance Officer	Chief Portfolio Manager of PFM
Mary Gray	Executive Vice President Operations	Chief Operating Officer of PFM

*Each officer’s address is in care of Probabilities Fund Management, LLC, 1665 Union Street, Suite A, San Diego, California 92101.

Joseph Childrey is PFM’s principal owner and holds a majority of the firm’s voting equity interests.

PFM also serves as investment adviser to Probabilities Fund (“NLFT Probabilities Fund”), a series of Northern Lights Fund Trust. As of December 23, 2015, NLFT Probabilities Fund had assets of $68,144,405. Pursuant to an advisory agreement, PFM receives an annual fee of 1.35% for investment advisory services to NLFT Probabilities Fund. The board of trustees for Northern Lights Fund Trust is also seeking approval of a new advisory agreement with PFM with respect to the NLFT Probabilities Fund.

4

Evaluation by the Board of Trustees

The New Agreement was approved by the majority of the Board, including the Independent Trustees, at an in-person meeting held on November 17-18, 2015. The Board reviewed the materials provided by PFM in advance of the meeting. The Trustees were assisted by independent legal counsel throughout the New Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Agreement.

Nature, Extent and Quality of Services. The Trustees noted that PFM, founded in 2007, currently manages approximately $190 million in assets, and specializes in the management of a tactical long/short equity trend following strategy for separately managed accounts and mutual funds. The Trustees reviewed the backgrounds of the key personnel responsible for servicing the Fund taking into consideration their education and financial industry experience noting each member of the investment team has over 20 years of diverse experience in the areas of hedge fund management, research, operations, and compliance. The Trustees considered that the adviser’s investment decision making approach is systematic and actively managed based on a proprietary process that employs both strategic and tactical research. They acknowledged that although not all strategy risks can be eliminated, the adviser monitors ETF liquidity risk and will invest in more than one ETF or use futures contracts of similar asset classes to mitigate risk. Additionally, they noted that the strategy’s use of S&P 500 Equity ETFs, there is a volatility risk element which the adviser has addressed through the employment of a systematic risk management overlay. They noted the adviser reported no material compliance or litigation issues since the prior advisory agreement approval. Referencing the June 23, 2015 memorandum to the Board outlining PFM’s compliance program and enhancements made, the Board noted that it appreciates that PFM, in anticipation of its role as sole adviser, has dedicated additional resources to the management of the Fund. The Board noted the adviser retained the services of legal counsel with registered investment adviser and mutual fund expertise to assist with its compliance program. The Board determined to continue to monitor the adviser’s compliance program through the Trust’s CCO. The Board concluded that the adviser has invested in resources in order to prepare itself to be the sole adviser to the Fund, and should provide quality service to the Fund and its shareholders.

Performance. The Trustees noted that over the five year period ended September 2, 2015, the Fund outperformed the Morningstar category by over 700 bps (inclusive of the predecessor hedge fund performance). They further noted that the Fund outperformed the Morningstar category over the three year period, but by a smaller margin. The Trustees reviewed the Fund’s modern portfolio theory (MPT) statistics noting that, for the three year period ended August 31, 2015, the Fund (inclusive of hedge fund performance) exhibited a higher standard deviation and higher return than the Morningstar category, but also provide a slightly lower Sharpe ratio. They considered that the strategy has had shorter periods of underperformance attributable to holding cash during rising markets and being leveraged during declining markets. They agreed that over the long term the strategy appears to have achieved the stated objective of capital appreciation. The Trustees noted the adviser will continue to implement the same investment strategy, and agreed that they expect to see long term benefits to shareholders and agreed the adviser should be retained.

Fees and Expenses. The Trustees noted the adviser will charge a fee of 1.35% for advisory services to the Fund, which is higher than the peer group average (1.18%) and Morningstar category average (1.24%). They reviewed the peer group composition noting the wide dispersion of size of the

5

funds in the peer group. They considered that although the advisory fee is higher than the average for its benchmarks, it is well within the range of fees charged by both the peer group and Morningstar category. The Trustees noted the Fund’s net expense ratio of 1.89% was in line with the Morningstar category average. The Trustees considered the significant time and effort required to manage the Fund noting that the overall advisory fee is not proposed to increase as compared to the total fee under the previous co-advisory agreement. After further discussion, the Trustees concluded that the fee was reasonable.

Economies of Scale. The Trustees noted the absence of breakpoints at this time but noted the adviser’s willingness to consider the implementation of breakpoints when the Fund’s assets reach a certain level. They also considered the adviser’s agreement to contractually limit Fund expenses. After discussion, it was the consensus of the Trustees that based on current size of the Fund, the absence of breakpoints was acceptable at this time and the matter of economies of scale would be revisited at the next renewal of the agreement and as the Fund’s size increase.

Profitability. The Trustees reviewed the adviser’s (projected) pro-forma profitability analysis provided by the adviser. They noted the adviser anticipates realizing a profit over each of the next two years in connection with its relationship with the Fund, but agreed that in each case it was not unreasonable in terms of actual dollars or percentage of revenue. The Trustees noted that the adviser believes the anticipated profit to be realized in connection with the Fund is reasonable given the level of commitment from the adviser. After a discussion, the Trustees concluded the adviser’s profitability was reasonable.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the New Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the New Agreement is in the best interests of the shareholders of Probabilities Fund.

The Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the New Agreement.

6

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005. The Trust’s principal executive offices are located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund currently retains PFM as investment adviser. Northern Lights Distributors, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Fund. Gemini Fund Services, LLC, with principal offices located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 provides the Fund with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Agreement and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were [_____] shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal I. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal I. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the Proposal I, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

7

Security Ownership of Management AND Certain Beneficial Owners

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

[TABLE OF SHAREHOLDERS TO BE INSERTED]

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to James P. Ash, Esq., Secretary, Northern Lights Fund Trust, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged [____], a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to [____] are approximately [$____]. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by [____]. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and [_____] will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and PFM may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

8

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-631-470-2600, or write the Trust at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on [MEETING DATE]

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed new Investment Advisory Agreement) and Proxy Voting Ballot are available at [www.proxyvote.com].

BY ORDER OF THE BOARD OF TRUSTEES

James P. Ash, Esq., Secretary

Dated: [PROXY DATE]

If you have any questions before you vote, please call our proxy information line at 1-877-536-1564. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope, fax YOUR PROXY CARD to THE NUMBER LISTED ON YOUR PROXY CARD OR VOTE YOUR SHARES ONLINE AT THE WEBSITE LISTED.

9

Exhibit A

[Insert New Advisory Agreement]

A-1

[LOGO]

# PROXY CARD

## PROBABILITIES FUND

*a series of Northern Lights Fund Trust*

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jim Colantino, Andrew Rogers and James Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Probabilities Fund, a series of Northern Lights Fund Trust (the "Trust") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on [MEETING DATE] at [MEETING TIME], Eastern Time, and at any and all adjournments thereof.

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.**

**YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.** The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

______________________________ ____________
Signature Date

______________________________ ____________
Signature (if held jointly) Date

______________________________
Title if a corporation, partnership or other entity

**▲FOLD HERE - PLEASE DO NOT TEAR▲**

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

**Three simple methods to vote your proxy:**

1. Internet: Log on to **www.proxyonline.com**. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

2. Touchtone Phone: Simply dial toll-free **"insert Touchtone #"** and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail: Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Control Number:

"Control Number"

If you would like another copy of the proxy material, they are available at **www.proxyonline.com**. You will need your control number above to log in.

TAGID: "TAG ID" CUSIP: "CUSIP"

SF 397732.1

**PROXY CARD**

PROBABILITIES FUND

*a series of Northern Lights Fund Trust*

**THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES, AND THE PROPOSAL BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.**

**THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.**

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

**PROPOSALS:**

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 1. To approve a new Investment Advisory Agreement between Northern Lights Fund Trust, on behalf of Probabilities Fund, and Probabilities Fund Management, LLC. | ☐ | ☐ | ☐ |

**YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.**
**PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.**

**YOUR VOTE IS IMPORTANT.**
**WE URGE YOU TO VOTE PROMPTLY.**

**A copy of the Proxy Statement and sample Proxy Ballot are available online at: [www.proxyonline.com]**

"Scanner Bar Code"

SF:397732.1